UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2019

CHESAPEAKE ENERGY CORPORATION
(Exact name of Registrant as specified in its Charter)
Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
6100 North Western Avenue, Oklahoma City, Oklahoma		73118
(Address of principal executive offices)		(Zip Code)
(405) 848-8000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Securities Registered Pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	CHK	New York Stock Exchange
6.625% Senior Notes due 2020	CHK20A	New York Stock Exchange
6.875% Senior Notes due 2020	CHK20	New York Stock Exchange
6.125% Senior Notes due 2021	CHK21	New York Stock Exchange
5.375% Senior Notes due 2021	CHK21A	New York Stock Exchange
4.875% Senior Notes due 2022	CHK22	New York Stock Exchange
5.75% Senior Notes due 2023	CHK23	New York Stock Exchange
4.5% Cumulative Convertible Preferred Stock	CHK Pr D	New York Stock Exchange

Item 8.01 Other Events.

During the first quarter of 2019, Chesapeake Energy Corporation (the “Company”, “We” or “Us”) voluntarily changed our method of accounting for oil and natural gas exploration and development activities from the full cost method to the successful efforts method. Accordingly, certain financial information for prior periods has been recast to reflect retrospective application of the successful efforts method.

We have recast certain information in this filing to reflect the retrospective application of this change in accounting principle for all periods presented in the following sections of our Annual Report on Form 10-K for the year ended December 31, 2018 (the “Previously Filed Annual Report”) as follows:

•	Part II, Item 6. Selected Financial Data,

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and

•	Part II, Item 8. Financial Statements and Supplementary Data.

As this Current Report on Form 8-K is being filed only for the purpose described above, and only affects the Items specified above, the other information in the Previously Filed Annual Report filed with the Securities Exchange Commission (the “SEC”) on February 27, 2019 remains unchanged. No attempt has been made in this Current Report on Form 8-K to modify or update disclosures in the Previously Filed Annual Report, except for the revision of certain financial information as described above. This Current Report on Form 8-K does not reflect events occurring after the filing of the Previously Filed Annual Report. Accordingly, this Current Report on Form 8-K should be read in conjunction with the Previously Filed Annual Report and the Company’s filings made with the SEC subsequent to the filing of the Previously Filed Annual Report, including any amendments to those filings.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit No.	Document Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1
Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements and Supplementary Data of our Annual Report on Form 10-K for the year ended December 31, 2018.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Schema Document.

101.CAL	XBRL Calculation Linkbase Document.

101.DEF	XBRL Definition Linkbase Document.

101.LAB	XBRL Label Linkbase Document.

101.PRE	XBRL Presentation Linkbase Document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ JAMES R. WEBB
James R. Webb
Executive Vice President - General Counsel and Corporate Secretary
Date:   May 9, 2019